                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   January 21, 1998
                                                 ----------------------------



                              GART SPORTS COMPANY
             -----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


      Delaware                       000-23515                  84-1242802
------------------------------------------------------------------------------
(State or other juris-            (Commission file            (IRS Employer
diction of incorporation)         number)                  Identification No.)



        1000 Broadway
        Denver, Colorado                                           80203
-----------------------------------------------------------------------------
    (Address of principal                                        (Zip Code)
     executive offices)




                                 (303) 861-1122
-----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On January 21, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference, announcing financial results for its fourth quarter and fiscal year ended January 3, 1998 and also announcing the hiring of a new senior executive officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.

                 99.1     Press release issued April 21, 1998 by the Registrant.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GART SPORTS COMPANY
                                        (Registrant)

                                        /s/ Thomas T. Hendrickson
                                        ----------------------------------
Date:  April 21, 1998                   Thomas T. Hendrickson
                                        Executive Vice President and
                                        Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.                       Description                            Page
-----------                       -----------                            ----

   99.1         Press release issued April 21, 1998 by the Registrant.